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                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED SEPTEMBER 19, 2011
                       TO THE PROSPECTUS DATED MAY 1, 2011

This supplement describes changes to certain optional living benefit riders that will be effective for Marquis Portfolios(sm) variable annuity contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"). If approved in your state, these changes are effective for contracts issued based on applications and necessary information that we receive in good order at our MetLife Annuity Service Center on and after October 10, 2011.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 842-9325 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

I.   LIFETIME WITHDRAWAL GUARANTEE II ("LWG II") NO LONGER AVAILABLE

The LWG II optional benefit will no longer be available for purchase, effective for applications and necessary information that we receive in good order at our MetLife Annuity Service Center after the close of the New York Stock Exchange on October 7, 2011.

II.  PRINCIPAL GUARANTEE ("GWB") NO LONGER AVAILABLE

The GWB optional benefit will no longer be available for purchase, effective for applications and necessary information that we receive in good order at our MetLife Annuity Service Center after the close of the New York Stock Exchange on October 7, 2011.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor: MetLife Investors Distribution Company      Telephone: 800-842-9325
5 Park Plaza, Suite 1900, Irvine, CA 92614

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